Exhibit 10.1

Execution Version

OMNIBUS EIGHTH AMENDMENT TO AMENDED AND

RESTATED SENIOR REVOLVING CREDIT AGREEMENT

AND

FIRST AMENDMENT TO AMENDED AND

RESTATED GUARANTEE AND COLLATERAL AGREEMENT

AMONG

ROSETTA RESOURCES INC.,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

AND

THE LENDERS SIGNATORY HERETO

EFFECTIVE AS OF APRIL 2, 2014

OMNIBUS EIGHTH AMENDMENT TO

AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT AND

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND

COLLATERAL AGREEMENT

This OMNIBUS EIGHTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT (this “Omnibus Amendment”) executed effective as of April 2, 2014 (the “Omnibus Amendment Effective Date”) is among ROSETTA RESOURCES INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”), each of the Lenders that is a signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of April 9, 2009 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Omnibus Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Omnibus Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. The following definitions are hereby added or amended and restated in their entirety as follows:

“‘Additional Lender’ has the meaning assigned such term in Section 2.07A(b)(i).

‘Additional Lender Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(G).

‘Aggregate Elected Commitment Amount’ at any time shall equal the sum of the Elected Commitment Amounts, as the same may be modified from time to time pursuant to Section 2.07A. As of the Eighth Amendment Effective Date, the Aggregate Elected Commitment Amount is $800,000,000.

‘Agreement’ means this Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment dated as of October 1, 2009, the Second Amendment dated as of April 5, 2010, the Third Amendment dated as of December 2, 2010, the Fourth Amendment dated as of May 10, 2011, the Resignation , Consent and Appointment Agreement dated as of April 20, 2012, the Fifth Amendment dated as of April 25, 2012, the Sixth Amendment dated as of April 12, 2013, the Seventh Amendment dated as of July 30, 2013 and the Eighth Amendment dated as of April 2, 2014, as the same may from time to time be further amended, modified, supplemented or restated.

‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan or the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Utilization Grid below based upon the Utilization Percentage then in effect:

Utilization Grid
Utilization Percentage	<25%	≥25% but <50%	≥50% but <75%	≥75% but <90%	≥90%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin or the Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the ‘Applicable Margin’ and ‘Commitment Fee Rate’ means the rate per annum set forth on the grid when the Utilization Percentage is at its highest level.

‘Applicable Percentage’ means, with respect to any Lender, the percentage of the Aggregate Elected Commitment Amount represented by such Lender’s Elected Commitment Amount as such percentage is set forth on Annex I; provided that if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Exposures then outstanding.

‘Commitment’ means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and Section 2.07A and

(b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b), and “Commitments” means the aggregate amount of the Commitments of all Lenders. The amount representing each Lender’s Commitment shall at any time be the least of such Lender’s: (i) Maximum Credit Amount, (ii) Elected Commitment Amount and (iii) Applicable Percentage of the then effective Borrowing Base.

‘Elected Commitment Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment Amount”, as the same may be modified from time to time pursuant to Section 2.07A.

‘Elected Commitment Amount Increase Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(F).

‘Guarantors’ means, collectively:

•	Rosetta Resources Operating LP;

•	Rosetta Resources Offshore, LLC;

•	Rosetta Resources Operating GP, LLC;

•	Rosetta Resources Holdings, LLC;

•	Rosetta Resources Michigan Limited Partnership Gathering LP;

•	each Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b); and

•	any other Person that must guarantee the Indebtedness in order for the Borrower to comply with Section 9.04(b).

‘Indebtedness’ means (a) any and all amounts owing or to be owing by the Borrower, any Restricted Subsidiary or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document; (b) all Secured Swap Obligations; (c) all Treasury Management Obligations; and (d) all renewals, extensions and/or rearrangements of any of the above.

‘Treasury Management Agreement’ means any agreement regarding bank services provided to the Borrower, any Restricted Subsidiary or Guarantor by any Person that is entered into prior to the time, or during the time, that such Person was a Lender or an Affiliate of a Lender (such Person, a “Treasury Management Counterparty”) for commercial credit cards, stored value cards and treasury management services, including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services.

‘Treasury Management Counterparty’ has the meaning assigned to such term in the definition of Treasury Management Agreement.

‘Treasury Management Obligations’ means all amounts and other obligations owing to any Treasury Management Counterparty under any Treasury Management Agreement.’

‘Utilization Percentage’ means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures on such day, and the denominator of which is the total Commitments in effect on such day.”

2.2 Amendments to Section 1.02. The definition of “Borrowing Base Utilization Period is hereby deleted in its entirety.

2.3 Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the final sentence thereof and replacing it with the following:

“Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amount and the then effective Borrowing Base).”

2.4 Amendment to Section 2.03(v). Section 2.03(v) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(v) the amount of the then effective Borrowing Base, the Aggregate Elected Commitment Amount and the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and”

2.5 Amendment to Article II. Article II is hereby amended by adding the following Section 2.07A after Section 2.07:

“Section 2.07A Optional Modifications of Aggregate Elected Commitment Amount.

(a) Establishment of Aggregate Elected Commitment Amount. Within the three Business Day period following its receipt of the New Borrowing Base Notice as a result of a Scheduled Redetermination or Interim Redetermination, as applicable, the Borrower shall provide written notice to the Administrative Agent and the Lenders that specifies for the period from the effective date of the New Borrowing Base Notice until the earliest of the next succeeding Scheduled Redetermination Date or Interim Redetermination Date the amount it requests that the Lenders provide as the Aggregate Elected Commitment Amount in accordance with the following procedure:

(i) if the amount of the Aggregate Elected Commitment Amount is unchanged, then each Lender’s Elected Commitment Amount will remain unchanged;

(ii) if the amount of the Aggregate Elected Commitment Amount is to decrease, then each Lender’s Elected Commitment Amount will be decreased ratably in accordance with its Applicable Percentage of the reduction; and

(iii) if the amount of the Aggregate Elected Commitment Amount is to increase, then any increase will be effected in accordance with Section 2.07A(b).

(b) Optional Increase of Aggregate Elected Commitment Amount.

(i) In addition to any increase in the Aggregate Elected Commitment Amount pursuant to Section 2.07A(a), and subject to the conditions set forth in Section 2.07A(b)(ii), the Borrower may increase the Aggregate Elected Commitment Amount then in effect by increasing the Elected Commitment Amount of any one or more Lenders and/or by causing a Person that is reasonably acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (an “Additional Lender”).

(ii) Any increase in the Aggregate Elected Commitment Amount shall be subject to the following additional conditions:

(A) such increase shall not (i) result in the Aggregate Elected Commitment Amount or the total Revolving Credit Exposure exceeding the Borrowing Base then in effect and (ii) be less than $50,000,000 unless such increase is equal to the remaining difference between the Aggregate Elected Commitment Amount and the Borrowing Base then in effect;

(B) following any Scheduled Redetermination Date or Interim Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amount more than once before the next Scheduled Redetermination Date or Interim Redetermination Date, as applicable;

(C) no Default shall have occurred and be continuing on the effective date of such increase;

(D) on the effective date of such increase, no Eurodollar Borrowings shall be outstanding (unless the Lenders are each taking a ratable share of such increase) or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays compensation required by Section 5.02;

(E) no Lender’s Elected Commitment Amount may be increased without the consent of such Lender;

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amount by increasing the Elected Commitment Amount of a Lender, then (1) the Borrower and such Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-1 (an “Elected Commitment Amount Increase Agreement”); and (2) the Borrower shall (i) deliver a Note payable to such Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed (if its Maximum Credit Amount has also increased) and (ii) pay any fees as may have been agreed to between the Borrower, such Lender and/or the Administrative Agent; and

(G) if the Borrower elects to increase the Aggregate Elected Commitment Amount by causing an Additional Lender to become a party to this Agreement, then (1) the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500; and (2) the Borrower shall (i) deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (ii) pay any fees as may have been agreed to between the Borrower, the Additional Lender and/or the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.07A(b)(iv), from and after the effective date specified in the Elected Commitment Amount Increase Agreement or the Additional Lender Agreement: (A) the amount of the Aggregate Elected Commitment Amount shall be increased as set forth therein, and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amount.

(iv) Upon its receipt of a duly completed Elected Commitment Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.07A(b)(ii) and the Administrative Questionnaire referred to in Section 2.07A(b)(ii), if applicable, the Administrative Agent shall accept such Elected Commitment Amount Increase Agreement or Additional Lender Agreement and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Commitment Amount shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.07A(b)(iv).

(v) Upon any increase in the Aggregate Elected Commitment Amount pursuant to this Section 2.07A(b), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitment Amount represented by such Lender’s Elected Commitment Amount, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Maximum Credit Amount and Elected Commitment Amount of each Lender (including any Additional Lender) as thereby amended and any resulting changes in the Lenders’ Applicable Percentages.

(vi) In the event that any Lender’s Maximum Credit Amount increases or decreases as a result of the foregoing clause (v), if requested, the Borrower shall deliver or cause to be delivered, to the extent such Lender is then holding a Note, on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed.

(c) Optional Reduction of Aggregate Elected Commitment Amount.

(i) The Borrower may at any time reduce the Aggregate Elected Commitment Amount; provided that (A) each reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Elected Commitment Amount unless, after giving effect to any concurrent prepayment of the Loans, the total Revolving Credit Exposures would not exceed the total Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to reduce the Aggregate Elected Commitment Amount under Section 2.07A(c)(i) at least three Business Days prior to the effective date of such reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07A(c)(ii) shall be irrevocable. Each reduction of the Aggregate Elected Commitment Amount shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

2.6 Amendment to Section 2.08(b)(vi). Section 2.08(b)(vi) is hereby amended by deleting the second paragraph thereof and replacing it with the following:

“Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e. the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amounts and the then effective Borrowing Base).”

2.7 Amendment to Section 3.04(c)(i). Section 3.04(c)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts or Aggregate Elected Commitment Amount pursuant to Section 2.06(b) or Section 2.07A, the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).”

2.8 Amendment to Section 3.05(d). Section 3.05(d) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(d) Elected Commitment Amount Increase Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender then party to this Agreement, ratably in accordance with its Applicable Percentage, an Elected Commitment Amount increase fee to be agreed by the Lenders and the Borrower on the amount of any increase of the Aggregate Elected Commitment Amount over the highest Aggregate Elected Commitment Amount previously in effect, payable on the effective date of any such increase to the Aggregate Elected Commitment Amount.”

2.9 Amendment to Section 5.01(b). Section 5.01(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.”

2.10 Amendment to Section 8.14(d). Section 8.14(d) is hereby amended by replacing the instance of “Section 9.04(b)(ii)(D)” in the first sentence thereof with “Section 8.14(b)”.

2.11 Amendment to Section 9.02(i). Section 9.02(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(i) Debt under the Senior Notes and any guarantees thereof, provided that (i) at the time such Senior Notes are issued (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence thereof (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) on the same day as the incurrence of such Debt, the Borrowing Base shall be adjusted to the extent required by Section 2.07(g) and prepayment is made to the extent required by Section 3.04(c)(v), (iii) such Debt does not have any scheduled amortization prior to the date that is ninety-one (91) days after the then effective Maturity Date on the date of issuance, (iv) such Debt does not mature sooner than the date that is ninety-one (91) days after the then effective Maturity Date on the date of issuance, (v) such Debt and any guarantees thereof are on terms, taken as a whole, at least as favorable to the Borrower and the Guarantors as market terms for issuers of similar size and credit quality given the then prevailing market conditions and (vi) such Senior Notes do not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Indebtedness.”

2.12 Amendment to Section 9.04(c). Section 9.04(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c) Redemption of Senior Notes; Amendment of Senior Indenture. The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes other than with the cash proceeds of a substantially concurrent offering of Equity Interests of the Borrower, provided however, the Borrower may call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) its $200.0 million 9.5% Senior Notes due 2018 if (A) at the time of such, no Default or Event of Default has occurred and is continuing and (B) after giving effect to such Redemption, the Borrower has undrawn Commitments in excess of the greater of 10% of the then effective Borrowing Base or $80,000,000 or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Notes or the Senior Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures associated with the incurrence of additional Senior Notes to the extent permitted by Section 9.02(i) or the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).”

2.13 Amendment to Section 9.08. Section 9.08 is hereby amended by deleting the term “$5,000,000” and replacing it with “$25,000,000”.

2.14 Amendment to Section 10.02(c)(iv). Section 10.02(c)(iv) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iv) fourth, pro rata to payment of principal outstanding on the Loans and payment of Secured Swap Obligations and Treasury Management Obligations;”

2.15 Amendment to Section 11.08(a). Section 11.08(a) is hereby amended by deleting the term “Vinson & Elkins L.L.P.” and replacing it with the term “Simpson Thacher & Bartlett LLP”.

2.16 Amendment to Section 12.04(b)(iv). Section 12.04(b)(iv) is hereby amended by inserting the phrase “and Elected Commitment Amount” after the phrase “Maximum Credit Amount” therein.

2.17 Amendment to Annex I. Annex I is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.

2.18 Amendment to Credit Agreement Exhibits. The Exhibits to the Credit Agreement are hereby amended by adding Exhibits H-1 and H-2 attached hereto.

Section 3. Amendments to Guaranty Agreement.

3.1 Amendments to Section 1.01. The following definitions are hereby added or amended and restated in their entirety to the Guaranty Agreement as follows:

“‘Commodity Exchange Act’ means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

‘Excluded Swap Obligation’ means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and hedge counterparty applicable to such Swap Obligations, and agreed by the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

‘Obligations’ shall mean, collectively, all Indebtedness, liabilities and obligations (other than Excluded Swap Obligations) of the Borrower and each Guarantor to the Administrative Agent, the Issuing Bank, the Lenders and each Affiliate of a Lender party to a Permitted Hedging Agreement (including any Permitted Hedging Agreements between such Persons in existence prior to the date hereof) and each Treasury Management Counterparty, of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of, or in connection with the Credit Agreement, the other Loan Documents, each Permitted Hedging Agreement (to the extent that the Obligations arise under, out of, or in connection with such Permitted Hedging Agreement before or during such time as the Lender party to such Permitted Hedging Agreement is a party to the Credit Agreement, or in the case of an Affiliate of a Lender party to such Permitted Hedging Agreement, the Lender affiliated with such Affiliate, is a party to the Credit Agreement) and all other agreements, guarantees, notes and other documents entered into by any party in connection therewith, and any amendment, restatement or modification of any of the foregoing, including, but not limited to, (other than Excluded Swap Obligations) the full and punctual payment when due of any unpaid principal of the Loans and LC Exposure, any amounts payable in respect of an early termination under any Permitted Hedging Agreement, interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

‘Qualified ECP Guarantor’ shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

‘Swap Obligation’ shall means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

3.2 Amendment to Article II. Article II of the Guaranty Agreement is hereby amended by adding the following Section 2.03 thereto:

“Section 2.03 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other

Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.03 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.03, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until such Guarantor is released from its obligations hereunder in accordance with Section 10.15 hereof. Each Qualified ECP Guarantor intends that this Section 2.03 constitute, and this Section 2.03 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 4. Waiver. The Borrower has informed the Administrative Agent that it exceeded the amount set forth in Section 9.08 with regard to lease payments for fiscal years 2012 and 2013, and the Borrower has requested that the Majority Lenders waive, and the Majority Lenders hereby waive, such default.

Section 5. Conditions Precedent. The effectiveness of this Omnibus Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1 Execution of Omnibus Amendment. The Administrative Agent shall have received from the Borrower, the Guarantors and each of the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Omnibus Amendment signed on behalf of each such Person.

5.2 Payment of Fees and Outstanding Invoices. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Omnibus Amendment Effective Date including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Omnibus Amendment Effective Date.

5.4 Other Documents. The Administrative Agent shall have received any other document it reasonably requests.

The Administrative Agent shall notify the Borrower and the Lenders of the Omnibus Amendment Effective Date, and such notice shall be conclusive and binding.

Section 6. Representations and Warranties; Etc. The Borrower and each of the Guarantors hereby affirm: (a) that as of the date of execution and delivery of this Omnibus Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower and Guarantors are a party are true and correct in all material respects as though made on and as of the Omnibus Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, after giving effect to this Omnibus Amendment and to the transactions contemplated hereby, no Defaults or Events of Default exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Omnibus Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Omnibus Amendment.

7.2 Ratification and Affirmation of Borrower and Guarantors. Each of the Guarantors and the Borrower hereby expressly (i) acknowledges the terms of this Omnibus Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3 Limitation of Waiver. Neither the execution by the Administrative Agent or the Lenders of this Omnibus Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Omnibus Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) except as set forth in this Omnibus Amendment, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Omnibus Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

7.4 Loan Document. This Omnibus Amendment is a Loan Document.

7.5 Counterparts. This Omnibus Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Omnibus Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

7.6 No Oral Agreement. THIS WRITTEN OMNIBUS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.7 Governing Law. THIS OMNIBUS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

	By:	/s/ John E. Hagale
John E. Hagale
Executive Vice President and Chief Financial Officer

GUARANTORS:	ROSETTA RESOURCES OFFSHORE, LLC,

ROSETTA RESOURCES HOLDINGS, LLC,

ROSETTA RESOURCES OPERATING LP,

		By:	Rosetta Resources Operating GP, LLC,
its general partner

ROSETTA RESOURCES MICHIGAN LIMITED PARTNERSHIP,

		By:	Rosetta Resources Operating LP,
its general partner,

		By:	Rosetta Resources Operating GP, LLC,
its general partner

AND

ROSETTA RESOURCES OPERATING GP, LLC,

	By:	/s/ John E. Hagale
John E. Hagale
Executive Vice President and Chief Financial Officer

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Lila Jordan
	Name:	Lila Jordan
	Title:	Managing Director

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	BANK OF MONTREAL

	By:	/s/ Joseph A. Bliss
	Name:	Joseph A. Bliss
	Title:	Managing Director

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	COMPASS BANK

	By:	/s/ Les Werme
	Name:	Les Werme
	Title:	Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ryan Aman
	Name:	Ryan Aman
	Title:	Authorized Officer

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	UNION BANK, N.A.

	By:	/s/ Stacy A. Goldstein
	Name:	Stacy A. Goldstein
	Title:	Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	COMERICA BANK

	By:	/s/ Jeffery Treadway
	Name:	Jeffery Treadway
	Title:	Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

	By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	THE ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Kenneth R. Batson, III
	Name:	Kenneth R. Batson, III
	Title:	Senior Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	FROST BANK (f/k/a THE FROST NATIONAL BANK)

	By:	/s/ Lane Dodds
	Name:	Lane Dodds
	Title:	Senior Vice President

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Director

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

Signature Page to Omnibus Amendment

Rosetta Resources Inc.

ANNEX I

LIST OF APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS AND

ELECTED COMMITMENT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, National Association	10.6250%	$159,375,000.00	$85,000,000.00
Bank of Montreal	8.1250%	$121,875,000.00	$65,000,000.00
Compass Bank	8.1250%	$121,875,000.00	$65,000,000.00
JPMorgan Chase Bank, N.A.	8.1250%	$121,875,000.00	$65,000,000.00
Union Bank, N.A.	8.1250%	$121,875,000.00	$65,000,000.00
Bank of America, N.A.	6.8750%	$103,125,000.00	$55,000,000.00
Comerica Bank	6.8750%	$103,125,000.00	$55,000,000.00
Credit Suisse AG, Cayman Islands Branch	6.8750%	$103,125,000.00	$55,000,000.00
The Royal Bank of Canada	6.8750%	$103,125,000.00	$55,000,000.00
U.S. Bank National Association	6.8750%	$103,125,000.00	$55,000,000.00
Citibank, N.A.	6.8750%	$103,125,000.00	$55,000,000.00
Morgan Stanley Bank, N.A.	6.8750%	$103,125,000.00	$55,000,000.00
Amegy Bank National Association	4.3750%	$65,625,000.00	$35,000,000.00
Frost Bank	4.3750%	$65,625,000.00	$35,000,000.00

TOTAL	100.0%	$1,500,000,000.00	$800,000,000.00

Annex I

EXHIBIT H-1

FORM OF ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT

THIS ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [                    ], is between [Insert name of Exercising Lender] (the “Exercising Lender”) and Rosetta Resources Inc. (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Amended and Restated Senior Credit Agreement dated as of April 9, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by an additional $[•] to a total of $[•] and that the Elected Commitment Amount of the Exercising Lender be increased by an additional $[•] to a total of $[•].

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Elected Commitment Amount Increase.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Exercising Lender’s Elected Commitment Amount is hereby increased from $[•] to $[•].

(b) Annex I of the Credit Agreement is hereby amended to reflect the increase in the Exercising Lender’s Elected Commitment Amount contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Exhibit H-1 - 1

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit H-1 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ROSETTA RESOURCES INC.,
as the Borrower

By:
Name:
Title:

[Exercising Lender], as a Lender

By:
Name:
Title:

Acknowledged and accepted by:

Wells Fargo Bank, National Association, as Administrative Agent

By:
Name:
Title:

Exhibit H-1 - 3

EXHIBIT H-2

FORM OF ADDITIONAL LENDER AGREEMENT

THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [•], is between [Insert name of Additional Lender] (the “Additional Lender”) and Rosetta Resources Inc. (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Amended and Restated Senior Credit Agreement dated as of April 9, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by an additional $[•] to a total of $[•] and that the Additional Lender’s Maximum Credit Amount of $[•] and Elected Commitment Amount $[•] be established hereby.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Additional Lender.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Maximum Credit Amount of $[•] and an Elected Commitment Amount of $[•] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.

(b) Annex I of the Credit Agreement is hereby amended to reflect the establishment of the Additional Lender’s Maximum Credit Amount and Elected Commitment Amount as contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Exhibit H-2 - 1

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE NEW YORK.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit H-2 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ROSETTA RESOURCES INC.,
as the Borrower

By:
Name:
Title:

[Additional Lender], as the Additional Lender

By:
Name:
Title:

[Consented to and]

Acknowledged and Accepted by:

Wells Fargo Bank, National Association,

as Administrative Agent

By:
Name:
Title:

Exhibit H-2 - 3